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                  PUTNAM CAPITAL MANAGER VARIABLE ANNUITY
               HARTFORD LIFE AND ANNUITY INSURANCE COMPANY


 SUPPLEMENT DATED SEPTEMBER 8, 1998 TO THE PROSPECTUS DATED MAY 1, 1998


The following paragraph should be added at the end of the fourth paragraph under the section entitled, "The Fixed Account":

For Contract Owners who purchase their Contract in the state of New York, only the 12 Month Transfer Program is currently available. That Program has been extended for New York Contract Owners to allow Premium Payments and accrued interest to be transferred from the Program to the selected Sub-Accounts over 3 to 12 months.




33-60702